Exhibit 10.51

Execution Version

DEPOSITORY AND CONTROL AGREEMENT

Among

DALLAS CLEAN ENERGY MCCOMMAS BLUFF, LLC

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Depository Bank

and as Securities Intermediary

And

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

Dated as of January 1, 2011

NOTE: PURSUANT TO SECTION 5.15 OF THE LOAN AGREEMENT AND SECTIONS 2.2(B) AND 2.3(B) OF THE INDENTURE, CERTAIN PROVISIONS IN THIS DEPOSITORY AGREEMENT RELATED SOLELY AND EXCLUSIVELY TO THE WEEKLY INTEREST RATE PERIOD SHALL HAVE NO FORCE AND EFFECT.

DEPOSITORY AND CONTROL AGREEMENT

THIS DEPOSITORY AND CONTROL AGREEMENT, dated as of January 1, 2011, among Dallas Clean Energy McCommas Bluff, LLC, a Delaware limited liability company (the “Borrower”), The Bank of New York Mellon Trust Company, N.A., a national banking association, as Trustee under that certain Trust Indenture dated as of January 1, 2011 between said Trustee and Mission Economic Development Corporation (in such capacity, the “Trustee”), and The Bank of New York Mellon Trust Company, N.A., a national banking association, in its capacity as depository bank and as securities intermediary (the “Depository Bank”),

W I T N E S S E T H :

WHEREAS, the Borrower has undertaken the acquisition, construction, installation, improving, and/or equipping of certain solid waste disposal facilities located in Dallas, Texas;

WHEREAS, Mission Economic Development Corporation (the “Issuer”) will issue its Solid Waste Disposal Revenue Bonds (Dallas Clean Energy McCommas Bluff, LLC Project) Series 2011 in the aggregate principal amount of $40,200,000 (the “Bonds”) for the purpose of making a loan to the Borrower pursuant to a Loan Agreement, dated as of January 1, 2011 (the “Loan Agreement”), and which funds will be used by Borrower for the purpose of providing funds to acquire, construct, install, improve and/or equip the Project;

WHEREAS, to secure its loan and other obligations under the Loan Agreement, the Borrower will mortgage, pledge and collaterally assign, among other things, the Project Revenues (as defined in the Indenture) as security therefor;

WHEREAS, the Authority will enter into a Trust Indenture, dated as of January 1, 2011 (the “Indenture”), with the Trustee, pursuant to which the Bonds will be issued;

WHEREAS, the parties hereto have determined to enter into this Agreement to provide for the deposit and disbursement of the funds received from the Gas Sale Agreements (as defined in the Indenture) and Project Revenue Generating Agreements;

WHEREAS, pursuant to that certain Consent and Agreement, dated as of January 1, 2011 (the “Consent Agreement”), among Shell Energy North America (US), L.P. (“Shell”), the Borrower, the Trustee and the Depository Bank, Shell has agreed to make payments under the Shell Gas Sale Agreement (as defined in the Indenture) directly to the Depository Bank;

WHEREAS, the parties hereto intend that the Trustee have control of the Deposit Accounts (as defined below) within the meaning of Texas Business & Commerce Code Section 9.104 so that the Trustee has a perfected security interest in the Deposit Accounts; and

WHEREAS, the parties hereto intend that the Trustee have control of the Surplus Account (as defined below) within the meaning of Texas Business & Commerce Code Section  9.106 so that the Trustee has a perfected security interest in the Surplus Account;

NOW, THEREFORE, in consideration of the premises and the respective representations and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1.                                   DEFINITION OF TERMS.  Unless the context otherwise requires, the terms used in this Agreement shall have the meanings specified in Section 1.1 of the Indenture, as originally executed or as it may from time to time be supplemented or amended as provided therein.  In addition, the following terms shall have the following meanings:

The term “Deposit Account” means each of the Revenue Fund, the Operation and Maintenance Expense Account, the Debt Service Account, the Debt Service Reserve Account, the Rebate Account, the Administrative Expenses Account and the Capital Repair and Replacement Reserve Account, as such terms are defined in Section 3.1(a).

The term “Deposit Account Notice of Exclusive Control” has the meaning set forth in Section 3.7(a).

The term “Surplus Account Notice of Exclusive Control” has the meaning set forth in Section 3.7(b).

Section 1.2.                                   NUMBER AND GENDER.  The singular form of any word used herein, including the terms defined in Section 1.01 of the Indenture, shall include the plural, and vice versa.  The use herein of a word of any gender shall include all genders.

Section 1.3.                                   ARTICLES, SECTIONS, ETC.  Unless otherwise specified, references to Articles, Sections and other subdivisions of this Agreement are to the designated Articles, Sections and other subdivisions of this Agreement.  The words “hereof,” “herein,” “hereunder” and words of similar import refer to this Agreement as a whole.  The headings or titles of the several articles and sections, and the table of contents appended to copies hereof, shall be solely for convenience of reference and shall not affect the meaning, construction or effect of the provisions hereof.

ARTICLE II

PAYMENT OF PROJECT REVENUES

Section 2.1.                                   PAYMENT OF PROJECT REVENUES TO DEPOSITORY BANK.  The Borrower has directed Shell, pursuant to the Consent Agreement, to pay the Project Revenues, payable monthly pursuant to the Shell Gas Sale Agreement, directly to the Depository Bank.  The Depository Bank hereby agrees to receive the Project Revenues and distribute them as provided herein.  The Depository Bank shall have no responsibility or liability to collect the Project Revenues.

ARTICLE III

FUNDS AND ACCOUNTS

Section 3.1.                                   ESTABLISHMENT OF FUNDS AND ACCOUNTS.

(a)                                  The Depository Bank has established and shall maintain with itself the following Funds and Accounts:

(1)                                  a deposit account in the name of the Trustee currently numbered 546178 and titled “Revenue Fund” (as such deposit account may be renumbered or retitled, the “Revenue Fund”);

(2)                                  a deposit account in the name of the Trustee currently numbered 546193 and titled “Operation and Maintenance Expense Account” (as such deposit account may be renumbered or retitled, the “Operation and Maintenance Expense Account”);

(3)                                  a deposit account in the name of the Trustee currently numbered 546182 and titled “Debt Service Account” (as such deposit account may be renumbered or retitled, the “Debt Service Account”);

(4)                                  a deposit account in the name of the Trustee currently numbered 546183 and titled “Debt Service Reserve Account” (as such deposit account may be renumbered or retitled, the “Debt Service Reserve Account”);

(5)                                  a deposit account in the name of the Trustee currently numbered 546192 and titled “Rebate Account” (as such deposit account may be renumbered or retitled, the “Rebate Account”);

(6)                                  a deposit account in the name of the Trustee currently numbered 546195 and titled “Administrative Expenses Account” (as such deposit account may be renumbered or retitled, the “Administrative Expenses Account”);

(7)                                  a deposit account in the name of the Trustee currently numbered 546196 and titled “Capital Repair and Replacement Reserve Account” (as such deposit account may be renumbered or retitled, the “Capital Repair and Replacement Reserve Account”); and

(8)                                  a securities account in the name of the Trustee currently numbered 546197 and titled “Surplus Account” (as such securities account may be renumbered or retitled, the “Surplus Account”).

(b)                                 All the parties hereto agree that each Deposit Account is a “deposit account” within the meaning of Chapter 9 of the Texas Business & Commerce Code.  The Depository and the Borrower each represent, warrant and covenant that each Deposit Account is not now, and will not at any time be, evidenced by a certificate of deposit, passbook or instrument.  The tax identification number for the Revenue Fund and the Operation and Maintenance Expense Account is the tax identification number of the Borrower- 27-4298013.

(c)                                  All of the parties hereto agree that the Surplus Account is a “securities account” within the meaning of Chapters 8 and 9 of the Texas Business & Commerce Code.  The tax identification number for the Surplus Account is the tax identification number of the Borrower- 27-4298013.

Section 3.2.                                   DEPOSITS TO FUNDS AND ACCOUNTS.

(a)                                  Upon receipt thereof, the Depository Bank shall deposit all of the Project Revenues and all moneys transferred pursuant to Section 3.6(a) into the Revenue Fund, which funds shall, subject to Section 3.7, be disbursed and applied only as hereinafter authorized.  On or before December 15 of each year, the Borrower shall file with the Depository Bank its Annual Budget for the next succeeding annual period (Exhibit A attached hereto and labeled as “Schedule 3.2(a)”).  The Depository Bank shall use the Annual Budget to make the applicable transfers in this Section 3.2.

(b)                                 Subject to Section 3.7, the Depository Bank shall make the following transfers from the Revenue Fund in the following order and priority.  Any transfer from the Revenue Fund must be made in the priority listed below.  Any transfer to an account may occur only if all transfers required to be made before the transfer in question (in the order shown below), have been made in full and there are funds left in the Revenue Fund to make the next transfer (in whole or in part).  Each transfer set forth in this subsection (b) or in Sections 3.3, 3.4 and 3.5 shall take place as soon as funds are received and available to the Depository Bank.

First:                     The Depository Bank shall transfer to the Operation and Maintenance Expense Account an amount equal to the Budgeted Operating Expenses of the Borrower for the next succeeding month (as such amount is determined by the Borrower and presented in the Annual Budget of the Borrower filed with the Depository Bank pursuant to Section 3.2(a) hereof unless the Borrower shall provide to the Depository Bank the form of Exhibit B attached hereto (labeled as “Schedule 3.2(b)”)).

Second:     The Depository Bank shall transfer to the Debt Service Account an amount equal to the amount, if any, necessary to make the amount on deposit therein equal to the sum of (i)(a) not less than the product of one-sixth (1/6) of the amount of any interest of the Bonds Outstanding becoming due and payable on the succeeding June 1 or December 1, as applicable, multiplied by the number of months (starting at one) since the immediately preceding Interest Payment Date, except for the Interest Period ending June 1, 2011 for which the amount therein shall not be less than $192,500  and $233,574 for each of the payments for April and May 2011, respectively, (b) in the case of Bonds then bearing interest at a Weekly Interest Rate Period, the amount of accrued and unpaid interest on the Bonds as of the first day of the immediately succeeding month (calculated on the basis of the actual interest rates borne by the Bonds through the date of such transfer and assuming the Bonds bear interest during any period after the date of such transfer of the moneys to the Bond Fund (for which period the interest rate borne of the Bonds shall not have been established) at an annual rate equal to the interest rate borne on the Bonds on the date of such transfer) and (ii) not less than the product of one-sixth

(1/6) of the amount of any principal or sinking fund payment of the Bonds Outstanding becoming due and payable on the succeeding June 1 or December 1, as applicable, commencing December 1, 2011, multiplied by the number of months (starting at one) since the immediately preceding Principal Payment Date, except for the Interest Period ending June 1, 2011, for which the amount therein shall not be less than $0 and $0 for each of the payments for April and May 2011, respectively.

Third:  The Depository Bank shall transfer to the Debt Service Reserve Account the amount, if any, necessary to cause the amount therein to equal to the Debt Service Reserve Fund Requirement.

Fourth:  The Depository Bank shall transfer to the Rebate Account, the amount, if any, as directed in writing by the Borrower in accordance with the terms hereof and the Tax Certificate and the Loan Agreement.

Fifth:  The Depository Bank shall transfer to the Administrative Expenses Account the amount, if any, necessary to pay the reasonable and necessary fees and expenses of the Trustee, the Issuer and any professionals retained by the Trustee, the Issuer and the Borrower related to the Bonds as directed in writing by an Authorized Representative of the Borrower for the purpose of paying such fees and expenses.

Sixth:  The Depository Bank shall transfer to the Capital Repair and Replacement Reserve Account, the amount, if any, necessary to cause the amount therein to equal the Capital Repair and Replacement Reserve Requirement.

Seventh:  The Depository Bank shall transfer to the Surplus Account any amount remaining in the Revenue Fund after the transfers listed in clauses First through Sixth above have been made in full.

Section 3.3.                                   DISBURSEMENTS FROM THE OPERATION AND MAINTENANCE EXPENSE ACCOUNT AND CAPITAL REPAIR AND REPLACEMENT RESERVE ACCOUNT.

(a)                                  Subject to Section 3.7, any amount deposited in the Operation and Maintenance Expense Account shall be immediately transferred by the Depository Bank to the Borrower, as directed by the Borrower in writing.

(b)                                 Subject to Section 3.7, any amount deposited in the Capital Repair and Replacement Reserve Account shall be transferred by the Depository Bank to the Borrower (1) for the purpose of constructing or acquiring replacements of real or personal property that have become worn out, unusable or otherwise obsolete, (2) for the purpose of making capital improvements to the Project, (3) for the purpose of making renewals, betterments or other expenditures required to maintain the Project or (4) for the purpose of reimbursing the Borrower for amounts theretofore expended by the Borrower for the foregoing purposes, in each case on presentation to the Depository Bank of a disbursement request from an Authorized Representative of the Borrower accompanied by copies of bills, invoices or statements for the costs of capital repairs and replacements to be paid or reimbursed.

Section 3.4.                                   DISBURSEMENTS FROM THE DEBT SERVICE ACCOUNT.

(a)                                  Subject to Section 3.7, no later than the 25th calendar day of each month, the Depository Bank shall transfer to the Trustee for deposit in the Bond Fund established under the Indenture (i) not less than the product of one-sixth (1/6) of the amount of any interest of the Bonds Outstanding becoming due and payable on the succeeding June 1 or December 1, as applicable, multiplied by the number of months (starting at one) since the immediately preceding Interest Payment Date and (ii) in the case of Bonds then bearing interest at a Weekly Interest Rate Period, the amount of accrued and unpaid interest on the Bonds as of the first day of the immediately succeeding month (calculated on the basis of the actual interest rates borne by the Bonds through the date of such transfer and assuming the Bonds bear interest during any period after the date of such transfer of the moneys to the Bond Fund (for which period the interest rate borne of the Bonds shall not have been established) at an annual rate equal to the interest rate borne on the Bonds on the date of such transfer), except for the Interest Period ending June 1, 2011 for which the amount therein shall not be less than $192,500 and $233,574 for each of the payments for April and May 2011, respectively.

(b)                                 Subject to Section 3.7, no later than the 25th calendar day of each month, the Depository Bank shall transfer to the Trustee for deposit in the Bond Fund established under the Indenture, an amount equal to not less than the product of one-sixth (1/6) of the amount of any principal or sinking fund payment of the Bonds Outstanding becoming due and payable on the succeeding June 1 or December 1, as applicable, commencing June 1, 2011, multiplied by the number of months (starting at one) since the immediately preceding Principal Payment Date, except for the Interest Period ending December 1, 2011, for which the amount therein shall not be less than $0  and $0 for each of the payments for April and May 2011, respectively.

(c)                                  Subject to Section 3.7, after the transfers in subsections (a) and (b) have been made, the Depository Bank shall immediately transfer the balance in the Debt Service Account to an account of the Borrower as directed in writing by the Borrower.

Section 3.5.                                   DISBURSEMENTS FROM THE DEBT SERVICE RESERVE ACCOUNT, REBATE ACCOUNT AND ADMINISTRATIVE EXPENSES ACCOUNT.

(a)                                  Subject to Section 3.7, the Depository Bank shall transfer any amount in the Debt Service Reserve Account to the Trustee for deposit in the Debt Service Reserve Fund established under the Indenture.

(b)                                 Subject to Section 3.7, the Depository Bank shall transfer any amount in the Rebate Account to the Trustee for deposit in the Rebate Fund established under the Indenture.

(c)                                  Subject to Section 3.7, the Depository Bank shall transfer any amount in the Administrative Expenses Account necessary to pay the reasonable and necessary fees and expenses of the Trustee, the Issuer and any professionals retained by the Trustee, the Issuer and the Borrower related to the Bonds as directed in writing by an Authorized Representative of the Borrower for the purpose of paying such fees and expenses which request shall be supported by copies of bills, invoices or statements for the costs such fees and expenses to be paid.

Section 3.6.                                   DISBURSEMENTS FROM THE SURPLUS ACCOUNT.

(a)                                  Subject to Section 3.7, if on the 15th calendar day of any month there are insufficient moneys already on deposit in the Revenue Fund to make in full all of the transfers described in clauses First through Seventh of Section 3.2(b), then the Depository Bank shall liquidate investments credited to the Surplus Account in an amount sufficient to produce cash proceeds equal to such insufficiency and transfer such cash proceeds to the Revenue Fund.

(b)                                 Subject to Section 3.7, after the transfer to be made pursuant to subsection (a) (if any such transfer has been required) has been made, on the 30th calendar day following receipt by the Depository Bank from the Borrower of its Covenant Compliance Certificate (as defined in this Section 3.6(b)), the Depository Bank shall transfer to the Borrower any property remaining to the credit of the Surplus Account but only as provided herein. No such transfer shall be made unless (i) the Debt Service Reserve Fund is funded in the full amount of the Debt Service Reserve Fund Requirement, (ii) the Borrower’s Debt Service Coverage Ratio for the most recent four calendar quarters then ended equals or exceeds 1.25:1 and (iii) the Borrower’s Debt Service Coverage Ratio for the next four calendar quarters is reasonably projected to equal or exceed 1.25:1. Notwithstanding the foregoing clauses (i), (ii) and (iii), no such transfer of property from the Surplus Fund to the Borrower shall be made if (x) the Borrower has committed an Event of Default or Loan Default Event under either the Indenture or the Loan Agreement, respectively, and (y) if after giving effect to the transfer, the Borrower’s Minimum Days Cash on Hand (which shall be defined in accordance with GAAP) shall be, or shall at any time be projected to be, less than the lesser of thirty-five (35) Days Cash on Hand or one million three-hundred thousand dollars ($1,300,000).  “Covenant Compliance Certificate” shall mean that written certification in the form of Exhibit C attached hereto (labeled as “Schedule 3.6(b)”) to be signed by an Authorized Representative of the Borrower and delivered to the Trustee and the Depository Bank no more frequently than monthly that shall contain (a) on a quarterly basis, for the most recently completed calendar quarter beginning with the calendar quarter ending on December 31, 2011 and for each calendar quarter ending on each succeeding March 31, June 30, September 30 and December 31, the Borrower’s financial statements for the most recent calendar quarter, and (b) on a monthly basis, statements as to compliance with clauses (i), (ii), (iii), (x)  and (y) of this Section 3.6(b); provided, however, that with respect to clause (b)(i), no statement shall be required until the first month immediately succeeding the month in which the Debt Service Reserve Fund Requirement has been satisfied.

Section 3.7.                                   CONTROL.

Notwithstanding any other provision of this Agreement:

(a)                                  It is the intent of each of the parties hereto that the Trustee is the customer of the Depository Bank with respect to each Deposit Account.  The Depository Bank will comply with the Trustee’s instructions directing disposition of funds in each Deposit Account without further consent by the Borrower or any other person or entity.  The Depository Bank may also comply with instructions directing the disposition of funds in the Deposit Accounts as provided in, and make the transfers described in, Sections 3.2, 3.3, 3.4, and 3.5, until such time as the Trustee delivers a written notice to the Depository Bank that the Trustee is thereby exercising exclusive control over one or more Deposit Accounts (each such notice, a “Deposit Account

Notice of Exclusive Control”).  After the Depository Bank receives a Deposit Account Notice of Exclusive Control, it will (i) cease complying with instructions concerning the one or more Deposit Accounts specified in such Deposit Account Notice of Exclusive Control or the funds on deposit therein originated by any person or entity other than the Trustee, and will cease making the transfers described in Sections 3.2, 3.3, 3.4, and 3.5, and (ii) comply solely with the Trustee’s instructions directing disposition of funds in the one or more Deposit Accounts specified in such Deposit Account Notice of Exclusive Control.  The Depository Bank has not agreed and will not agree with any person or entity other than the Trustee to comply with instructions concerning any Deposit Account or the disposition of funds on deposit therein originated by any person or entity other than the Trustee.

(b)                                 It is the intent of each of the parties hereto that the Surplus Account is a securities account of the Trustee.  The Depository Bank will comply with entitlement orders originated by the Trustee without further consent by the Borrower or any other person or entity.  The Depository Bank may also comply with entitlement orders concerning the Surplus Account as provided in, and make the transfers described in, Section 3.6, and make the investments described in Section 4.2, until such time as the Trustee delivers a written notice to the Depository Bank that the Trustee is thereby exercising exclusive control over the Surplus Account (each such notice, a “Surplus Account Notice of Exclusive Control”).  After the Depository Bank receives a Surplus Account Notice of Exclusive Control, it will (i) cease complying with entitlement orders concerning the Surplus Account or the property credited thereto originated by any person or entity other than the Trustee, and will cease making the transfers described in Section 3.6 and the investments described in Section 4.2, and (ii) comply solely with the Trustee’s entitlement orders concerning the Surplus Account and the property credited thereto. The Depository Bank has not agreed and will not agree with any person or entity other than the Trustee to comply with entitlement orders originated by any person or entity other than the Trustee.

(c)                                  The Depository Bank subordinates all security interests, encumbrances, claims and rights of setoff it may have, now or in the future, against the Deposit Accounts, the Surplus Account, or any property on deposit therein or credited thereto, other than for the reversal of provisional credits.

(d)                                 The Depository Bank represents, warrants, and covenants that it is as of the date hereof and shall be for the term of this Agreement, a corporation or national bank that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder with respect to the Surplus Account.  The Depository Bank agrees with the parties hereto that the Surplus Account is an account to which financial assets may be credited, and undertakes to treat the Trustee as entitled to exercise the rights that comprise such financial assets.  The Depository Bank agrees with the parties hereto that each item of property credited to the Surplus Account shall be treated as a financial asset.

(e)                                  The Depository Bank is not and will not be during the term of this Agreement a party to any agreement that is inconsistent with the provisions of this Agreement.  The Depository Bank will not take any action that is inconsistent with the provisions of this Agreement.

(f)                                    The parties agree that the State of Texas is the “bank’s jurisdiction” and the “securities intermediary’s jurisdiction” for purposes of the Texas Business & Commerce Code.

ARTICLE IV

COMPENSATION AND INDEMNIFICATION OF DEPOSITORY BANK

Section 4.1.                                   COMPENSATION AND INDEMNIFICATION OF DEPOSITORY BANK.

The Depository Bank shall be entitled to reasonable compensation from the Borrower for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Depository Bank, which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, and the Borrower will be required to pay or reimburse the Depository Bank, upon its written request, for all expenses, disbursements and advances incurred or made by the Depository Bank in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith.  The Borrower will also be required to indemnify the Depository Bank for, and to hold it harmless against, any loss, liability, expense or advance incurred or made without negligence or bad faith on the part of the Depository Bank, arising out of or in connection with the exercise and performance of any of the powers and duties hereunder of the Depository Bank, including the costs and expenses of defending itself against any claim of liability in the premises.  Notwithstanding the foregoing, the Depository Bank shall make timely transfers, deposits and payments as provided herein, and shall comply with the instructions and entitlement orders of the Trustee as provided herein, without seeking any prior indemnification from the Borrower.

Section 4.2.                                   INVESTMENTS.  Subject to Section 3.7 and prior to the receipt of a Surplus Account Notice of Exclusive Control, the Depository Bank shall invest any moneys held to the credit of the Surplus Account in Investment Securities upon instructions of the Borrower. Any Investment Security purchased pursuant to this section shall mature at such a time as will permit funds to be available to make the transfers required by Section 3.6.

The Depository Bank shall be entitled to the protections and limitations from liability afforded to the Trustee under Article VIII of the Indenture.

ARTICLE V

MISCELLANEOUS

Section 5.1.                                   NOTICES.  All notices, certificates or other communications shall be deemed sufficiently given on the second day following the day on which the same have been mailed by first class mail, postage prepaid, addressed as follows:

To the Depository Bank,	The Bank of New York Mellon Trust Company, N.A.
the Securities Intermediary	700 South Flower Street, Suite 500
or the Trustee:	Los Angeles, California 90017-4104
Attn: Corporate Trust Department — Matthew Moon
Telephone: (213) 630-6257
Facsimile: (213) 630-6215

To the Borrower:	Dallas Clean Energy McCommas Bluff, LLC
c/o Cambrian Energy Management, LLC
624 S. Grand Avenue, Suite 2420
Los Angeles, California 90017-3325
Attention: Evan Williams
Telephone: (213) 628-8312
Facsimile: (213) 488-9890

The Depository Bank, the Trustee and the Borrower may, by notice given hereunder, designate any different or additional addresses to which subsequent notices, certificates or other communications shall be sent.

Section 5.2.            SEVERABILITY.  If any provision of this Agreement shall be held or deemed to be, or shall in fact be, illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative, or unenforceable to any extent whatever.

Section 5.3.            EXECUTION OF COUNTERPARTS.  This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 5.4.            AMENDMENTS, CHANGES AND MODIFICATIONS.  Except as otherwise provided in this Agreement, subsequent to the initial issuance of Bonds and prior to their payment in full, or provision for such payment having been made as provided in the Indenture, this Agreement may not be effectively amended, changed, modified, altered or terminated without the written consent of each of the parties hereto.

Section 5.5.            GOVERNING LAW; ENTIRE AGREEMENT; LEGAL FEES.  This Agreement shall be governed by and construed in accordance with the Constitution and laws of the State of Texas applicable to contracts made and performed in the State of Texas.  The parties agree that the terms and conditions of this Agreement supersede those of all previous agreements between the parties, and that this Agreement, together with the documents referred to in this Agreement, contains the entire agreement between the parties hereto.  In the event of a dispute between the parties under this Agreement, the losing party in such dispute shall pay all costs and expenses incurred by the prevailing party in connection therewith, including but not limited to reasonable attorneys fees.

Section 5.6.            AUTHORIZED BORROWER REPRESENTATIVE.  Whenever under the provisions of this Agreement the approval of the Borrower is required or the Borrower is required to take some action at the request of the Depository Bank, such approval or such request shall be given on behalf of Borrower by the Authorized Representative of the Borrower, and the Depository Bank shall be authorized to act on any such approval or request and no party hereto shall have any complaint against any other or against the Depository Bank as a result of any such action taken.

Section 5.7.            TERM OF THE AGREEMENT.  This Agreement shall be in full force and effect upon the execution hereof and shall continue in effect as long as any of the Bonds are outstanding or the Depository Bank holds any moneys under this Agreement, whichever is later.

Section 5.8.            BINDING EFFECT.  This Agreement shall inure to the benefit of and shall be binding upon the Depository Bank, the Borrower and the Trustee and their respective successors and assigns.

Section 5.9.            RESIGNATION AND REMOVAL OF DEPOSITORY BANK AND APPOINTMENT OF SUCCESSOR DEPOSITORY BANK.  The Depository Bank may at any time resign by giving written notice to the other parties hereto.  Upon receiving such notice of resignation, the Borrower shall appoint a successor depository bank, by an instrument in writing, one copy of which instrument shall be delivered to the resigning depository bank, and one copy to the successor depository bank.  If no successor depository bank shall have been so appointed and have accepted appointment within thirty days after the giving of such notice of resignation, the resigning depository bank may petition any court of competent jurisdiction for the appointment of a successor depository bank or the Borrower may petition any such court for the appointment of a successor depository bank.  Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor depository bank.

The Borrower may remove the Depository Bank and appoint a successor depository bank, by an instrument in writing, one copy of which instrument shall be delivered to the Depository Bank so removed, and one copy to the successor depository bank, or petition any court of competent jurisdiction for the removal of the Depository Bank, as the case may be, and the appointment of a successor depository bank.  Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, remove the depository bank, and appoint a successor depository bank.

Any resignation or removal of the Depository Bank, as the case may be, and appointment of a successor depository bank shall become effective upon acceptance of appointment by the successor depository bank.  Upon such acceptance, the retiring Depository Bank shall immediately transfer to the successor depository bank all money and other property on deposit in the Deposit Accounts and the Surplus Account or credited thereto.

Any successor to the Trustee under the Indenture shall succeed to the Trustee’s rights and obligations under this Agreement.

Section 5.10.          SURVIVAL OF FEE OBLIGATION. The right of the Depository Bank to receive any fees or be reimbursed for any expenses incurred pursuant to this Agreement, and the right of the Depository Bank to be protected from any liability as provided in this Agreement, shall survive the termination of this Agreement and the resignation and removal of the Depository Bank.

Section 5.11.          NO PETITION.  The Depository Bank and the Trustee, for itself and for the Holders of the Bonds, each agree that it will not, prior to the date that is one year and one day after the payment in full of all Bonds Outstanding, institute against, or join with any other person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.  This Section shall survive the termination of this Agreement.

Section 5.12.          AGREEMENT OF TRUSTEE.  The Trustee agrees, solely for the benefit of the Borrower, that it will not deliver a Deposit Account Notice of Exclusive Control or a Surplus Account Notice of Exclusive Control to the Depository Bank unless the Trustee has received notice that an Event of Default exists under the Indenture or the Loan Agreement.  The agreement set forth in the preceding sentence is solely between the Trustee and the Borrower, and shall in no way limit the obligation of the Depository Bank set forth in Section 3.7 above to comply with instructions and entitlement orders originated by the Trustee.

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IN WITNESS WHEREOF, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Depository Bank and as Securities Intermediary, has caused this Depository and Control Agreement to be executed in its name by a duly authorized officer, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee has caused this Depository and Control Agreement to be executed in its name by a duly authorized officer, and DALLAS CLEAN ENERGY MCCOMMAS BLUFF, LLC has caused this Depository and Control Agreement to be executed in its name by a duly authorized representative, all as of the date first above written.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Depository Bank and as Securities Intermediary

By:	/S/ Matthew Moon
Authorized Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/S/Matthew Moon
Authorized Officer

DALLAS CLEAN ENERGY
MCCOMMAS BLUFF, LLC

By:	/S/ Harrison S. Clay
Authorized Representative

[Depository and Control Agreement]

Exhibit A

SCHEDULE 3.2(a)

CERTIFICATE REGARDING ANNUAL BUDGET

Pursuant to Section 3.2(a) of the Depository and Control Account Agreement, dated as of January 1, 2011 (the “Depository Agreement”), among Dallas Clean Energy McCommas Bluff, LLC (the “Borrower”), The Bank of New York Mellon Trust Company, N.A., as Depository Bank and as Securities Intermediary, and The Bank of New York Mellon Trust Company, N.A., as Trustee, the undersigned Authorized Representative of the Borrower certifies as follows:

1.             The undersigned has read Section 3.2(a) of the Depository Agreement and the definitions in the Indenture relating thereto.

2.             The undersigned is making the certifications set forth herein based upon [his/her] review of the Indenture and the Depository Agreement.

3.             In the opinion of the undersigned, [he/she] has made, or caused to be made, such examination or investigation as is necessary to enable him to make the certifications set forth herein.

4.             As required by Section 3.2(a) of the Depository Agreement, attached hereto as Attachment A is the Annual Budget.

5.             Capitalized terms used and not defined herein shall have the meaning given them in the Depository Agreement.

[Remainder of page intentionally left blank; signature page follows.]

A-1

Dated: March , 2011
DALLAS CLEAN ENERGY
MCCOMMAS BLUFF, LLC

Authorized Representative of the Borrower

A-2

ATTACHMENT A

Pursuant to Section 3.2 of the Depository Control Agreement

Monthly Budget of the Borrower

Dallas Clean Energy McCommas Bluff, LLC Project

[Year]
12 months ending
	Monthly	Dec. 31, 20
Deposits to Revenue Fund:
Revenues (a)	$—
Total Deposits to Revenue Fund	$—	$—

Transfers from Revenue Fund:
(1) Operation and Maintenance Expense Account - Budgeted Operating Expenses	$—
(2) Debt Service Account	—
(3) Debt Service Reserve Account (b)	—
(4) Rebate Account	—
(5) Administrative Expenses Account (c)	—
(6) Capital Repair & Replacement Reserve Account	—
(7) Surplus Account	—	—
Total Transfers from Revenue Fund	0	0

(a)  Based upon cash receipts for the month from any Gas Sales Agreement, initially the Shell Energy Agreement or other Revenues as defined in the Indenture

(b)  Reflects  monies that will be deposited to the Debt Service Reserve Account, from Surplus Account, if any, until such account balance reaches the Reserve Requirement.

(c)  Includes annual fees of the Issuer and the Trustee and the annual rating surveillance fee.

Exhibit B

SCHEDULE 3.2(b)

CERTIFICATE REGARDING BUDGETED OPERATING EXPENSES

Pursuant to Section 3.2(b) of the Depository and Control Account Agreement, dated as of January 1, 2011 (the “Depository Agreement”), among Dallas Clean Energy McCommas Bluff, LLC (the “Borrower”), The Bank of New York Mellon Trust Company, N.A., as Depository Bank and as Securities Intermediary, and The Bank of New York Mellon Trust Company, N.A., as Trustee, the undersigned Authorized Representative of the Borrower certifies as follows:

1.     The undersigned has read Section 3.2(b) of the Depository Agreement and the definitions in the Indenture relating thereto.

2.             The undersigned is making the certifications set forth herein based upon [his/her] review of the Indenture and the Depository Agreement.

3.             In the opinion of the undersigned, [he/she] has made, or caused to be made, such examination or investigation as is necessary to enable him to make the certifications set forth herein.

4.             Pursuant to Section 3.2(b) of the Depository Agreement, attached hereto as Attachment A are the Budgeted Operating Expenses of the Borrower for the succeeding month.

5.             The monthly Budgeting Operating Expenses submitted herewith differ from the corresponding amount in the Annual Budget contained in Schedule 3.2(a).

6.             Capitalized terms used and not defined herein shall have the meaning given them in the Depository Agreement.

[Remainder of page intentionally left blank; signature page follows.]

B-1

Dated: March , 2011
DALLAS CLEAN ENERGY
MCCOMMAS BLUFF, LLC

Authorized Representative of the Borrower

B-2

ATTACHMENT A

Exhibit C

SCHEDULE 3.6(b)

COVENANT COMPLIANCE CERTIFICATE

Pursuant to Section 3.6(b) of the Depository and Control Account Agreement, dated as of January 1, 2011 (the “Depository Agreement”), among Dallas Clean Energy McCommas Bluff, LLC (the “Borrower”), The Bank of New York Mellon Trust Company, N.A., as Depository Bank and as Securities Intermediary, and The Bank of New York Mellon Trust Company, N.A., as Trustee, the undersigned Authorized Representative of the Borrower certifies as follows:

1.     The undersigned has read Section 3.6(b) of the Depository Agreement and the definitions in the Indenture relating thereto.

2.             The undersigned is making the certifications set forth herein based upon [his/her] review of the Indenture and the Depository Agreement.

3.             In the opinion of the undersigned, [he/she] has made, or caused to be made, such examination or investigation as is necessary to enable him to make the certifications set forth herein.

4.             [Attached hereto as Attachment A are the Borrower’s financial statements for the most recent calendar quarter, ending                    ,         .]

5.             [Attached hereto as Attachment A/Attachment B are calculations evidencing that:

(a)           the Borrower’s Debt Service Coverage Ratio for the most recent four calendar quarters, ending                      ,         , equals or exceeds 1.25:1;

(b)           the Borrower’s Debt Service Coverage Ratio for the next four calendar quarters, ending                        ,         is reasonably projected to equal or exceed 1.25:1; and

(c)           after giving effect to the transfer to the Borrower of the property remaining to the credit of the Surplus Account, the Borrower’s Minimum Days Cash on Hand (defined in accordance with GAAP) will be, or will at any time be projected to be, not less than the lesser of thirty-five (35) days cash on hand or one million three-hundred thousand dollars ($1,300,000).

6.             No event or condition that constitutes, or with notice or lapse of time, or both, would constitute, an Event of Default or a Loan Default Event under either the Indenture or the Loan Agreement, respectively, exists at the date hereof.]

7.             Capitalized terms used and not defined herein shall have the meaning given them in the Depository Agreement.

C-1

Dated: March , 2011
DALLAS CLEAN ENERGY
MCCOMMAS BLUFF, LLC

Authorized Representative of the Borrower

C-2

ATTACHMENT A

[ATTACHMENT B]